BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2021
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

5.   BUSINESS COMBINATIONS

During the years ended December 31, 2019 and 2020, the Company completed multiple acquisitions of global logistics service operations to complement its existing businesses and achieve synergies in southeast Asia. The purchase consideration was not significant. Results of the acquired business have been included in the Company’s consolidated financial statements since the acquisition date. Goodwill recognized in 2019 and 2020 represents the expected synergies from integrating the global logistics service and is not tax deductible.

The actual results of operations after the acquisition date and pro-forma results of operations for these acquisitions have not been presented because the effects of these acquisitions were insignificant.

During the year ended December 31, 2021, there were no new acquisitions.